UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2017

GLOBAL BRASS AND COPPER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL	60173
(Address of principal executive offices)	(Zip Code)
(847) 240-4700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On July 18, 2017, Global Brass and Copper Holdings, Inc. (the “Company”) entered into an amendment to its credit agreement, dated as of July 18, 2016, among the Company, the Borrower, the loan guarantors party thereto, the lenders party thereto, Bank of America, N.A., Wells Fargo Bank, National Association, and Deutsche Bank Securities Inc., as Co-Syndication Agents, Branch Banking and Trust Company, Keybank National Association and William Blair & Company, L.L.C. as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Term Loan B Credit Agreement as Amended” or "Amendment" and the loans thereunder, the “Term Loan B Facility”).
The Term Loan B Credit Agreement as Amended decreases the applicable interest rate margin for the Term Loan B Facility by 100 basis points. Under the Amendment, amounts outstanding under the Term Loan B Facility bear interest at a rate per annum equal to, at the Borrower’s option, either (1) 2.25% plus an Alternate Base Rate (as defined in the Amendment) or (2) 3.25% plus the Adjusted LIBO Rate (as defined in the Amendment).
The Amendment also: (1) removed the financial maintenance covenant in the Term Loan B Credit Agreement, (2) increased the restricted payment capacity to reduce the restrictions on the amounts of dividends that the Company can pay, and (3) reset the period during which a 1.0% prepayment penalty may be required until six months after the effective date of the Amendment.
The Term Loan B Facility will still mature on July 18, 2023.
On July 18, 2017, Global Brass and Copper Holdings, Inc. (the “Company”) also entered into an amendment to its a credit agreement among the Company, Global Brass and Copper, Inc., as the borrower (the “Borrower”), the loan guarantors party thereto, the lenders party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “ABL Credit Agreement as Amended” and the facility thereunder, the “ABL Facility”).
The ABL Credit Agreement as Amended increased the restricted payment capacity to reduce the restrictions on the amounts of dividends that the Company can pay.
The ABL Facility will still mature and the commitments thereunder will terminate on July 19, 2021.
Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of the Registrant.
On July 18, 2017, the Company amended the agreements governing the ABL Facility and the Term Loan B Facility (together, the "Credit Agreements") as described under Item 1.01 above. The description of the Credit Agreements set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

10.1
Amendment No. 1 to Term Loan B Credit Agreement, dated as of July 18, 2017, among the Company, Global Brass and Copper, Inc., as Borrower, the loan guarantors party thereto, the lenders party thereto, Bank of America, N.A. Wells Fargo Bank, National Association, and Deutsche Bank Securities Inc., as Co-Syndication Agents, Branch Banking and Trust Company, Keybank National Association and William Blair & Company, L.L.C. as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2
Amendment No. 1 to ABL Credit Agreement, dated as of July 18, 2017, among the Company, Global Brass and Copper, Inc., as Borrower, the loan guarantors party thereto, the lenders party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated July 18, 2017, announcing the amendments to the ABL Credit Agreement and Term Loan B Credit Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC

By:	/s/ Christopher J. Kodosky
Christopher J. Kodosky
Chief Financial Officer
Date: July 18, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1
Amendment No. 1 to Term Loan B Credit Agreement, dated as of July 18, 2017, among the Company, Global Brass and Copper, Inc., as Borrower, the loan guarantors party thereto, the lenders party thereto, Bank of America, N.A. Wells Fargo Bank, National Association, and Deutsche Bank Securities Inc., as Co-Syndication Agents, Branch Banking and Trust Company, Keybank National Association and William Blair & Company, L.L.C. as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2
Amendment No. 1 to ABL Credit Agreement, dated as of July 18, 2017, among the Company, Global Brass and Copper, Inc., as Borrower, the loan guarantors party thereto, the lenders party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated July 18, 2017, announcing the amendments to the ABL Credit Agreement and Term Loan B Credit Agreement.

4